UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2024

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 North Cedros Avenue, Suite B Solana Beach, California		92075
(Address of principal executive offices)		(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 20, 2024, eFFECTOR Therapeutics, Inc. (the “Company”) announced a collaboration to conduct a Phase 2 investigator-sponsored trial (“IST”) evaluating zotatifin in combination with abemaciclib and letrozole in patients with estrogen receptor-positive (“ER+”) endometrial cancer and low grade serous ovarian cancer at the Dana-Farber Cancer Institute (“DFCI”). Endometrial cancer is the most prevalent cancer affecting the female reproductive organs in the United States. Recent studies of the abemaciclib and letrozole combo in ER+ endometrial cancer patients have shown promising activity, however, most patients either fail to respond or eventually develop resistance to CDK4/6 inhibition, a critical aspect of treatment. Similarly, low grade serous ovarian cancer has shown sensitivity to combined treatment with aromatase inhibitors and CDK 4/6 inhibition, but responding patients eventually develop disease progression. By targeting eIF4A, which subsequently downregulates the key factors implicated in CDK4/6 inhibition resistance, the aim of the combination treatment regimen is to simultaneously target tumor cell cycle progression while reducing estrogen levels to overcome resistance mechanism and enhance therapeutic benefit.

Forward-Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to: the future clinical development of our product candidates; the potential therapeutic benefits of our product candidates; and the timing and potential benefits of the IST evaluating zotatifin in combination with abemaciclib and letrozole in patients with ER+ endometrial cancer and low grade serous ovarian cancer. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in our business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials, including the IST conducted by DFCI; the success of our clinical trials and preclinical studies for our product candidates is uncertain; we are dependent on DFCI to conduct the IST trial and we may not realize any benefits from the collaboration with DFCI; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; and other risks described in our prior filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: May 20, 2024	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer